                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 29, 2006
                                                        ------------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

         New York                        0-3319                   13-1784308
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

    One Commerce Park, Valhalla, NY                                     10595
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.

         On September 29, 2006, the registrant issued a press release announcing that,  effective September 30, 2006, its corporate office will relocate from One
Commerce Park, Valhalla,  NY 10595 to 11550 West King Street,  Franklin Park, IL
60131.

         A copy of the  press  release  is  furnished  as  Exhibit  99.1 to this report.

         On September 29, 2006,  the Company  issued a press release  announcing that Joseph F.  Flies,  DBA  (Doctorate  of  Business  Administration)  has been appointed Vice President of Operations for Del Medical Systems Group,  effective
October 2, 2006.

         A copy of the press release is furnished as Exhibit 99.2 to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  Not Applicable

         (b)      Pro Forma Financial Information.
                  Not Applicable

         (c)      Shell Company Transactions.
                  Not Applicable

         (d)      Exhibits

                  Exhibit No.            Exhibits
                  -----------            --------

                     99.1                Press Release dated  September 29, 2006
                                         (corporate office relocation).

                     99.2                Press Release dated  September 29, 2006
                                         (Joseph  F. Flies  appointment  as Vice
                                         President of Operations for Del Medical
                                         Systems Group).

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                       -----------------------------------------
                                                     (Registrant)

Date: September 29, 2006               By: /s/ James A. Risher
                                           -------------------------------------
                                           James A. Risher
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

                     99.1                Press Release dated  September 29, 2006
                                         (corporate office relocation).

                     99.2                Press Release dated  September 29, 2006
                                         (Joseph  F. Flies  appointment  as Vice
                                         President of Operations for Del Medical
                                         Systems Group).